Note 6 - Long-term Bank Loans	6 Months Ended
Jun. 30, 2021
Notes to Financial Statements
Long-term Debt [Text Block]

6. Long-Term Bank Loans

Long-term bank loans of the Company as of December 31, 2020 and June 30, 2021 are as follows:

Borrower	December 31, 2020	June 30, 2021
Joanna Maritime Ltd. / Jonathan John Shipping Ltd. / Corfu Navigation Ltd. / Bridge Shipping Ltd. / Noumea Shipping Ltd. / Gregos Shipping Ltd.	24,625,000	23,075,000
Diamantis Shipowners Ltd.	3,026,300	2,705,380
Kea Shipowners Ltd. / Spetses Shipowners Ltd. / Hydra Shipowners Ltd.	11,150,000	9,350,000
Antwerp Shipping Ltd. / Busan Shipping Ltd. / Keelung Shipping Ltd. / Oakland Shipping Ltd.	28,500,000	26,900,000
	67,301,300	62,030,380
Less: Current portion	(20,891,840)	(15,160,310)
Long-term portion	46,409,460	46,870,070
Deferred charges, current portion	246,520	166,510
Deferred charges, long-term portion	189,432	170,882
Long-term bank loans, current portion net of deferred charges	20,645,320	14,993,800
Long-term bank loans, long-term portion net of deferred charges	46,220,028	46,699,188

Loan from related party, current
Euroseas Ltd.	2,500,000	-

The future annual loan repayments are as follows:

To June 30:
2022	15,160,310
2023	22,534,070
2024	21,596,000
2025	1,096,000
2026	1,644,000
Total	62,030,380

Details of the loans are discussed in Note 8 of our consolidated financial statements for the year ended December 31, 2020 included in the 2020 Annual Report.

In March 2021, the Company agreed with one of its lenders to prepay an amount of $0.9 million, representing the installments of the third and fourth quarter of 2020, which were previously deferred to be repaid together with the respective balloon instalment. The prepayment took place on May 7, 2021.

The Company’s bank loans are secured with one or more of the following:

●	first priority mortgage over the respective vessels on a joint and several basis.
●	first assignment of earnings and insurance.
●	a corporate guarantee of Euroseas Ltd.
●	a pledge of all the issued shares of each borrower.

The loan agreements contain covenants such as minimum requirements regarding the security cover ratio  (the ratio of fair value of vessel to outstanding loan less cash in retention accounts ranging from 120% to 140%), restrictions as to changes in management and ownership of the ship-owning companies, distribution of profits or assets (i.e. not permitting dividend payment or other distributions in cases that an event of default has occurred), additional indebtedness and mortgage of vessels without the lender’s prior consent, sale of vessels, maximum fleet-wide leverage, sale of capital stock of the Company’s subsidiaries, ability to make investments and other capital expenditures, entering in mergers or acquisitions, minimum cash balance requirements and minimum cash retention accounts (restricted cash). The loan agreements also require the Company to make deposits in retention accounts with certain banks that can only be used to pay the current loan installments. Minimum cash balance requirements are in addition to cash held in retention accounts. These cash deposits amounted to $2,245,010 and $2,776,187 as of both December 31, 2020 and June 30, 2021, respectively, and are included in "Restricted cash" under "Current assets" and "Long-term assets" in the unaudited condensed consolidated balance sheets. As of June 30, 2021, the Company satisfied all its debt covenants.

Interest expense, including loan fee amortization for the six-month periods ended June 30, 2020 and 2021 amounted to $2,389,021 and $1,381,667, respectively.